UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-31957 (Commission File Number)	38-0135202 (I.R.S. Employer Identification No.)

100 S. Second Ave., Alpena, Michigan 49707

(Address of principal executive offices)

(989) 356-9041

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 20, 2014, First Federal of Northern Michigan Bancorp, Inc. (Nasdaq: FFNM) (the “Company) announced that its Board of Directors has approved the payment of a quarterly cash dividend of $0.02 per share for the quarter ended September 30, 2014. The dividend will be payable to stockholders of record as of October 31, 2014 and will be paid on or about November 21, 2014. The Company has 3,727,014 shares of common stock outstanding. A copy of the press release announcing the dividend dated October 20, 2014 is attached as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell Company Transactions. None.

(d)	Exhibits: Press release dated October 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.

Date: October 20, 2014	By:	/s/ Eileen M. Budnick
Eileen M. Budnick
VP - Director of Financial Reporting & Accounting (Duly Authorized Representative)